                                                                     EXHIBIT 4.3


                  ===========================================





                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                       NATIONAL COMMERCE CAPITAL TRUST I

                           Dated as of March 27, 1997





                  ===========================================

                           CROSS-REFERENCE TABLE*(1)


Section of Trust Indenture
                                                       Act of 1939, as amended
Section of Declaration
                                                       310(a)5.3(a) 310(c)
Inapplicable 311(c)                                   Inapplicable 312(a)2.2(a)
312(b)                                                2.2(b) 3132.3 314(a) 2.4
314(b)                                                Inapplicable 314(c) 2.5
314(d)                                                Inapplicable 314(f)
Inapplicable 315(a)                                   3.9(b) 315(c)3.9(a) 315(d)
3.9(a) 316(a)                                         Annex I 316(b)Annex I
316(c)                                                3.6(d)





----------------------------------

     (1) * This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS
                                -----------------
ARTICLE I

INTERPRETATION AND DEFINITIONS


SECTION 1.1  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
             -----------

Administrative Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
---------------------

Administrators  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
--------------

Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
---------

Authorized Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
------------------

Bankruptcy Event  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
----------------

Book Entry Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
-------------------

Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
------------

Business Trust Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
------------------

Capital Securities Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
----------------------------

Capital Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
------------------

Capital Security Beneficial Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
---------------------------------

Capital Security Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
----------------------------

Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
-----------

Clearing Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
---------------

Clearing Agency Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
---------------------------

Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
------------

Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
------------

Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
----

Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
----------

Common Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
-----------------

Common Securities Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
---------------------------

Common Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
---------------

Common Security Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
---------------------------

Company Indemnified Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
--------------------------

Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
----------------------

Debenture Issuer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
----------------

Debenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
-----------------

Debentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
----------

Definitive Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
-----------------------------

Delaware Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
----------------

Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
----------

Direct Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
-------------

Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
------------

Distribution Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
-------------------------

DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
---

Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
----------------

Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
------------

Exchange Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
---------------------------

Exchange Capital Security Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
-------------------------------------

Exchange Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
--------------------

Exchange Debentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
-------------------

Exchange Definitive Capital Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
--------------------------------------

Exchange Global Capital Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
----------------------------------

Extension Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
----------------

Federal Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
---------------

Fiduciary Indemnified Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
----------------------------

Global Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
-------------------------

Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
------

IAI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
---

Indemnified Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
------------------

Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
---------

Indenture Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
--------------------------

Initial Capital Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
--------------------------

Initial Capital Security Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
------------------------------------

Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
-----------

Initial Debentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
------------------

Initial Definitive Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
-------------------------------------

Initial Global Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
---------------------------------

Initial Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
------------------

Institutional Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
---------------------

interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
--------

Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------------------

Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
----------------------

Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------------

Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
-----------

Liquidation Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------------------------

Majority in liquidation amount of the Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------------------------------------------------

Offering Memorandum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
-------------------

Officers Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
---------------------

Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------------

Payment Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
--------------

Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
------

PORTAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
------

Property Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
----------------

Pro Rata  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
--------

Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
------------------

QIBs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
----

Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
------

Redemption/Distribution Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
------------------------------

Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
----------------

Registered Exchange Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
-------------------------

Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
---------

Relevant Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
----------------

Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
-------------------

Restricted Capital Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
-----------------------------

Restricted Definitive Capital Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
----------------------------------------

Restricted Securities Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
----------------------------

Rule 144A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------

Rule 144A Global Capital Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------------------------------

Rule 3a-5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------

Rule 3a-7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------

Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
----------

Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
--------------

Securities Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------------------

Shelf Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
----------------------------

Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
-------

Successor Delaware Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
--------------------------

Successor Entity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
----------------

Successor Institutional Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
-------------------------------

Successor Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
--------------------

Super Majority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
--------------

Tax Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
---------

10% in liquidation amount of the Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
-------------------------------------------

Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
--------------

Treasury Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
--------------------

Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
-------

Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
--------

Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
-------------------

Trust Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
--------------


ARTICLE II

TRUST INDENTURE ACT


SECTION 2.1  TRUST INDENTURE ACT: APPLICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
             --------------------------------


SECTION 2.2  LISTS OF HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
             ------------------------------


SECTION 2.3  REPORTS BY THE INSTITUTIONAL TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
             ------------------------------------


SECTION 2.4  PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
             -----------------------------------------


SECTION 2.5  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . .  20
             ------------------------------------------------


SECTION 2.6  EVENTS OF DEFAULT; WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
             -------------------------


SECTION 2.7  EVENTS OF DEFAULT; NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
             -------------------------


ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


SECTION 3.1  NAME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
             ----


SECTION 3.2  OFFICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
             ------

SECTION 3.3  PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
             -------


SECTION 3.4  AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
             ---------


SECTION 3.5  TITLE TO PROPERTY OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
             ------------------------------


SECTION 3.6  POWERS AND DUTIES OF THE TRUSTEES AND THE ADMINISTRATORS . . . . . . . . . . . . . . . . . . . . . . .  24
             --------------------------------------------------------


SECTION 3.7  PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . .  27
             ----------------------------------------------------


SECTION 3.8  POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
             ----------------------------------------------


SECTION 3.9  CERTAIN DUTIES AND RESPONSIBILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
             -----------------------------------


SECTION 3.10  CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
              ---------------------------------------


SECTION 3.11  DELAWARE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
              ----------------


SECTION 3.12  EXECUTION OF DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
              ----------------------


SECTION 3.13  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . .  34
              ------------------------------------------------------


SECTION 3.14  DURATION OF TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
              -----------------


SECTION 3.15  MERGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
              -------


ARTICLE IV

SPONSOR

SECTION 4.1  SPONSORS PURCHASE OF COMMON SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
             --------------------------------------


SECTION 4.2  RESPONSIBILITIES OF THE SPONSOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
             -------------------------------


ARTICLE V

TRUSTEES


SECTION 5.1  NUMBER OF TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
             ------------------


SECTION 5.2  DELAWARE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
             ----------------


SECTION 5.3  INSTITUTIONAL TRUSTEE; ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
             ----------------------------------


SECTION 5.4  CERTAIN QUALIFICATIONS OF THE DELAWARE TRUSTEE GENERALLY . . . . . . . . . . . . . . . . . . . . . . .  38
             --------------------------------------------------------


SECTION 5.5  ADMINISTRATORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
             --------------


SECTION 5.6  DELAWARE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
             ----------------


SECTION 5.7  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES AND
             ----------------------------------------------------
             ADMINISTRATORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
             --------------


SECTION 5.8  VACANCIES AMONG TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
             ------------------------


SECTION 5.9  EFFECT OF VACANCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
             -------------------


SECTION 5.10  MEETINGS OF THE TRUSTEES AND THE ADMINISTRATORS . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              -----------------------------------------------


SECTION 5.11  DELEGATION OF POWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              -------------------

SECTION 5.12  CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS . . . . . . . . . . . . . . . . . . . . . . . .  41
              ---------------------------------------------------

ARTICLE VI

DISTRIBUTIONS


SECTION 6.1  DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
             -------------

ARTICLE VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ISSUANCE OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42


SECTION 7.1  GENERAL PROVISIONS REGARDING SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
             ---------------------------------------


SECTION 7.2  PAYING AGENT, TRANSFER AGENT AND REGISTRAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
             ------------------------------------------


SECTION 7.3  FORM AND DATING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
             ---------------


SECTION 7.4  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . .  45
             -------------------------------------------------


SECTION 7.5  TEMPORARY SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
             --------------------


SECTION 7.6  CANCELLATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
             ------------


SECTION 7.7  CUSIP NUMBERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
             -------------



ARTICLE VIII

DISSOLUTION AND TERMINATION OF TRUST


SECTION 8.1  DISSOLUTION AND TERMINATION OF TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
             ------------------------------------

ARTICLE IX

TRANSFER OF INTERESTS


SECTION 9.1  GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
             -------


SECTION 9.2  TRANSFER PROCEDURES AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
             ------------------------------------


SECTION 9.3  DEEMED SECURITY HOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
             -----------------------


SECTION 9.4  NOTICES TO CLEARING AGENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
             --------------------------


SECTION 9.5  APPOINTMENT OF SUCCESSOR CLEARING AGENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
             ----------------------------------------


ARTICLE X

LIMITATION OF LIABILITY OF


SECTION 10.1  LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
              ---------


SECTION 10.2  EXCULPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
              -----------


SECTION 10.3  FIDUCIARY DUTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
              --------------


SECTION 10.4  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
              ---------------


SECTION 10.5  OUTSIDE BUSINESSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
              ------------------


SECTION 10.6  COMPENSATION; FEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
              -----------------


ARTICLE XI

ACCOUNTING


SECTION 11.1  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
              -----------


SECTION 11.2  CERTAIN ACCOUNTING MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
              --------------------------


SECTION 11.3  BANKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
              -------


SECTION 11.4  WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
              -----------


ARTICLE XII

AMENDMENTS AND MEETINGS


SECTION 12.1  AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
              ----------


SECTION 12.2  MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN
              --------------------------------------------------------
              CONSENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
              -------


ARTICLE XIII

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE


SECTION 13.1  REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE
              -------------------------------------------------------
              AND THE DELAWARE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
              ------------------------


SECTION 13.2  REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . .  64
              --------------------------------------------------


ARTICLE XIV

MISCELLANEOUS

SECTION 14.1  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
              -------


SECTION 14.2  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
              -------------


SECTION 14.3  INTENTION OF THE PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
              ------------------------


SECTION 14.4  HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
              --------


SECTION 14.5  AGREEMENT NOT TO PETITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
              -------------------------


SECTION 14.6  SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
              ----------------------


SECTION 14.7  PARTIAL ENFORCEABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
              ----------------------


SECTION 14.8  COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
              ------------


ANNEX I

TERMS OF


1.   DESIGNATION AND NUMBER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     ----------------------


2.   DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     -------------


3.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    -----------------------------------------


4.  REDEMPTION AND DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    ---------------------------


5.  VOTING RIGHTS - CAPITAL SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
    ----------------------------------

6.  VOTING RIGHTS - COMMON SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
    ---------------------------------


7.  AMENDMENTS TO DECLARATION AND INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    ---------------------------------------


8.  PRO RATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    --------


9.  RANKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
    -------


10.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     ------------------------------------------------


11.  NO PREEMPTIVE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     --------------------


12.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     -------------

EXHIBIT A-1

FORM OF CAPITAL SECURITY CERTIFICATE

EXHIBIT A-2

FORM OF EXCHANGE CAPITAL SECURITY CERTIFICATE

EXHIBIT A-3

FORM OF COMMON SECURITY CERTIFICATE

EXHIBIT B

FORM OF TRANSFEREE CERTIFICATE

EXHIBIT C

FORM OF TRANSFEREE CERTIFICATE

EXHIBIT D

SPECIMEN OF INITIAL DEBENTURE

EXHIBIT E

PURCHASE AGREEMENT

EXHIBIT F

REGISTRATION RIGHTS AGREEMENT

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                       NATIONAL COMMERCE CAPITAL TRUST I

                                 March 27, 1997

          AMENDED AND RESTATED DECLARATION OF TRUST (Declaration) dated and effective as of March 27, 1997, by the Trustees (as defined herein), the Administrators (as defined herein) and the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

          WHEREAS, the Trustees, the Administrators and the Sponsor established National Commerce Capital Trust I (the Trust), a statutory business trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of March 14, 1997 (the Original Declaration), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 14, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein);

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Sponsor,
(ii) the issuance and sale of the Capital Securities (as defined herein) by the Trust pursuant to the Purchase Agreement and the Placement Agreement, (iii) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Debentures (as defined herein), and (iv) the appointment of the Administrators; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act (as defined herein) and that this Declaration constitutes the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

          SECTION 1.1  Definitions.

          Except as otherwise expressly provided for or unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to the Declaration or this Declaration are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

          (f)   a reference to the singular includes the plural and vice versa;

          (g) the words include, includes and including shall be deemed to be followed by the phrase without limitation;

          (h) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation; and

          (i) the words herein, hereof and hereunder and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.


          Administrative Action has the meaning set forth in paragraph 4(b) of Annex I.

          Administrators means each of Lon M. Magness, Susan F. Warner and Walter H. Bynum, solely in such Persons capacity as Administrator of the Trust created and continued hereunder and not in such Persons individual capacity, or such Administrators successor in interest in such capacity, or any successor appointed as herein provided.

          Affiliate has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          Authorized Officer of a Person means any Person that is authorized to bind such Person.

          Bankruptcy Event means, with respect to any Person:

          (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, the consent by such Person to the entry of an order for relief in an involuntary case under any such law, the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of any substantial part of its property, the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as they become due.

          Bankruptcy Laws has the meaning set forth in Section 14.5.

          Book Entry Interest means a beneficial interest in one or more Global Capital Securities, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.2.

          Business Day means any day other than Saturday, Sunday or any other day on which banking institutions in New York City (in the State of New York) or Memphis (in the State of Tennessee) are permitted or required by any applicable any applicable law to close.

          Business Trust Act means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code 3801 et seq., as it may be amended from time to time, or any successor legislation.

          Capital Securities Guarantee means the guarantee agreement to be dated as of March 27, 1997, of the Sponsor in respect of the Capital Securities.

          Capital Securities means the Initial Capital Securities and the Exchange Capital Securities.

          Capital Security Beneficial Owner means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing

Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          Capital Security Certificate means a Certificate representing a Capital Security substantially in the form of Exhibit A-1.

          Certificate means any certificate evidencing Securities.

          Clearing Agency means an organization registered as a Clearing Agency pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Capital Security and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

          Clearing Agency Participant means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          Closing Date means the Closing Date under the Purchase Agreement.

          Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

          Commission means the Securities and Exchange Commission.

          Common Securities has the meaning set forth in Section 7.1(a).

          Common Securities Guarantee means the guarantee agreement to be dated as of March 27, 1997 of the Sponsor in respect of the Common Securities.

          Common Security has the meaning set forth in Section 7.1(a).

          Common Security Certificate means a definitive Certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-3.

          Company Indemnified Person means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or (d) any officer, employee or agent of the Trust or its Affiliates.

          Corporate Trust Office means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

          Covered Person means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trusts Affiliates; and (b) any Holder of Securities.

          Debenture Issuer means National Commerce Bancorporation, a Tennessee corporation, in its capacity as issuer of the Debentures under the Indenture.

          Debenture Trustee means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          Debentures means the Initial Debentures and the Exchange Debentures.

          Definitive Capital Securities means Initial Definitive Capital Securities and Exchange Definitive Capital Securities.

          Delaware Trustee has the meaning set forth in Section 5.2.

          Depositary means, with respect to the Capital Securities, DTC, or another Clearing Agency.

          Direct Action has the meaning set forth in Section 3.8(e).

          Distribution means a distribution payable to Holders of Securities in accordance with Section 6.1.

          Distribution Payment Date has the meaning set forth in paragraph 2(b) of Annex I.

          DTC means The Depository Trust Company, New York, New York, the initial Clearing Agency.

          Event of Default in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

          Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          Exchange Capital Securities has the meaning set forth in Section
7.1(a).

          Exchange Capital Security Certificate means a Certificate representing an Exchange Capital Security substantially in the form of Exhibit A-2.

          Exchange Certificate means a Common Security Certificate or an Exchange Capital Security Certificate.

          Exchange Debentures means the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2027 to be issued by the Debenture Issuer under the Indenture in exchange for the Initial Debentures pursuant to the Registration Rights Agreement.

          Exchange Definitive Capital Securities means any Exchange Securities in definitive form issued by the Trust.

          Exchange Global Capital Securities means any Exchange Capital Securities in global form issued by the Trust.

          Exchange Securities means Common Securities and Exchange Capital Securities.

          Extension Period has the meaning set forth in paragraph 2(b) of Annex
I.

          Federal Reserve has the meaning set forth in paragraph 3 of Annex I.

          Fiduciary Indemnified Person shall mean the Institutional Trustee, the Delaware Trustee, any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee.

          Global Capital Securities means any Initial Global Capital Securities and Exchange Global Capital Securities.

          Holder means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          IAI has the meaning set forth in Section 7.3(c).

          Indemnified Person means a Company Indemnified Person or a Fiduciary Indemnified Person.

          Indenture means the Indenture dated as of March 27, 1997, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          Indenture Event of Default means an Event of Default as defined in the Indenture.

          Initial Capital Securities has the meaning set forth in Section
7.1(a).

          Initial Capital Security Certificate means a certificate representing an Initial Capital Security substantially in the form of Exhibit A-1.

          Initial Certificate means a Common Security Certificate or an Initial Capital Security Certificate.

          Initial Debentures means the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2027 to be issued by the Debenture Issuer under the Indenture on the Closing Date to be held by the Institutional Trustee or, upon a dissolution of the Trust, the Depositary or the Holder, as the case may be, a specimen certificate for such series of Debentures being Exhibit D.

          Initial Definitive Capital Securities means any Restricted Definitive Capital Security and any other Initial Capital Securities in definitive form issued by the Trust.

          Initial Global Capital Securities means any Rule 144A Global Security and any other Initial Capital Securities in global form issued by the Trust.

          Initial Securities means the Common Securities and the Initial Capital Securities.

          Institutional Trustee means the Trustee meeting the eligibility requirements set forth in Section 5.3 interest means any interest due on the Debentures including any Compounded Interest, Special Interest and Additional Interest (as each such term is defined in the Indenture).

          Investment Company means an investment company as defined in the Investment Company Act.

          Investment Company Act means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          Legal Action has the meaning set forth in Section 3.8(e).

          Liquidation has the meaning set forth in paragraph 3 of Annex I.

          Liquidation Distribution has the meaning set forth in paragraph 3 of Annex I.

          Majority in liquidation amount of the Securities means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          Offering Memorandum has the meaning set forth in Section 4.2.

          Officers Certificates means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers Certificate delivered with respect to compliance with a condition or covenant provided for it in this Declaration shall include:

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officers opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          Paying Agent has the meaning specified in Section 7.2.

          Payment Amount has the meaning set forth in Section 6.1.

          Person means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          Placement Agreement means the Placement Agreement entered into among the Sponsor, the Trust and NBC Capital Markets, Inc., dated as of March 20, 1997, for the placement of up to $3 million aggregate stated liquidation amount of Capital Securities.

          PORTAL has the meaning set forth in Section 3.6(a)(i).

          Property Account has the meaning set forth in Section 3.8(c).

          Pro Rata has the meaning set forth in paragraph 8 of Annex I.

          Purchase Agreement means the Purchase Agreement for the offering and sale of Capital Securities in the form of Exhibit E.

          QIBs has the meaning set forth in Section 7.3.

          Quorum means a majority of the Administrators or, if there are only two Administrators, both of them.

          Redemption/Distribution Notice has the meaning set forth in paragraph 4(g) of Annex I.

          Redemption Price has the meaning set forth in paragraph 4(a) of Annex
I.

          Registered Exchange Offer has the meaning as set forth in the Registration Rights Agreement.

          Registrar has the meaning set forth in Section 7.2.

          Registration Rights Agreement means the Registration Rights Agreement relating to the Securities in the form of Exhibit F.


          Relevant Trustee has the meaning set forth in Section 5.7(a).

          Responsible Officer means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officers knowledge of and familiarity with the particular subject.

          Restricted Capital Securities means Rule 144A Global Capital Securities and Restricted Definitive Capital Securities.

          Restricted Definitive Capital Securities has the meaning set forth in
Section 7.3(c).

          Restricted Securities Legend has the meaning set forth in Section 9.2(g).

          Rule 144A means Rule 144A under the Securities Act.

          Rule 144A Global Capital Security has the meaning set forth in
Section 7.3(a).

          Rule 3a-5 means Rule 3a-5 under the Investment Company Act.

          Rule 3a-7 means Rule 3a-7 under the Investment Company Act.

          Securities means the Common Securities and the Capital Securities.

          Securities Act means the Securities Act of 1933, as amended from time to time or any successor legislation.

          Securities Guarantees means the Common Securities Guarantee and the Capital Securities Guarantee.

          Shelf Registration Statement has the meaning set forth in the Registration Rights Agreement.

          Sponsor means National Commerce Bancorporation, a Tennessee corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          Successor Delaware Trustee has the meaning set forth in Section
5.7(b).

          Successor Entity has the meaning set forth in Section 3.15(b).

          Successor Institutional Trustee has the meaning set forth in Section 5.7(b).

          Successor Securities has the meaning set forth in Section 3.15(b).

          Super Majority has the meaning set forth in Section 2.6(a)(ii).

          Tax Event has the meaning set forth in paragraph 4(b) of Annex I.

          10% in liquidation amount of the Securities means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          Transfer Agent has the meaning set forth in Section 7.2.

          Treasury Regulations means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          Trustee or Trustees means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          Trust Indenture Act means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          Trust Property means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.


                                   ARTICLE II

                              TRUST INDENTURE ACT

          SECTION 2.1  Trust Indenture Act: Application.

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2  Lists of Holders of Securities.

          (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities (List of Holders) as of such record date, provided that neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request therefor, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Institutional Trustee shall comply with its obligations under 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3 Reports by the Institutional Trustee. Within 60 days after April 15 of each year, the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by 313 of the Trust Indenture Act, if any, in the form and in the manner provided by 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of 313(d) of the Trust Indenture Act. The Sponsor shall promptly notify the Institutional Trustee in writing when the Capital Securities are listed on any stock exchange.

          SECTION 2.4 Periodic Reports to Institutional Trustee. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by 314 (if any) and the compliance certificate required by 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by 314 of the Trust Indenture Act and an Officers Certificate as to its compliance with all conditions and covenants under this Declaration, on an annual basis on or before 120 days after the end of each fiscal year of the Sponsor.

          SECTION 2.5 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to 314(c)(1) may be given in the form of an Officers Certificate.

          SECTION 2.6 Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of the Capital Securities may, by vote or consent, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

                (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a Super Majority) to be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the

          Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The foregoing provisions of this Section 2.6(a) shall be in lieu of 316(a)(1)(B) of the Trust Indenture Act and such 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any other act, vote, or consent of the Holders of the Common Securities.

          The Holders of a Majority in liquidation amount of the Capital Securities will have the right to direct the time, method and place of conducting any proceeding of any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee, including the right to direct the Institutional Trustee to exercise the remedies available to it as holder of the Debentures.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that if the underlying Indenture Event of Default:

                (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

                (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, such Event of Default under this Declaration may only be waived by the vote or consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that, notwithstanding (i) or (ii) above, each Holder of the Common Securities will be deemed to have waived any such Indenture Event of Default and all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted in the Trust Indenture Act. Subject to the foregoing provisions in this Section 2.6(b), upon such waiver, any such Indenture Event of Default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Institutional Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of 316(a)(1)(B) of the Trust Indenture Act and 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          SECTION 2.7 Events of Default; Notice. (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term defaults for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, however, that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Capital Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                (i) a default under Sections 5.01(a) and 5.01(b) of the Indenture; or

                (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III

                                  ORGANIZATION

          SECTION 3.1 Name. The Trust is named National Commerce Capital Trust I, as such name may be modified from time to time by the Administrators following written notice to the Holders of the Securities, in which name the Administrators and the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Trusts activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

          SECTION 3.2 Office. The address of the principal office of the Trust is c/o National Commerce Bancorporation, One Commerce Square, Memphis, Tennessee 38150. On ten Business Days written notice to the Holders of the Securities, the Administrators may designate another principal office. The address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, DE 19711, Attention:
Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Sponsor.

          SECTION 3.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to use the proceeds from such sale to acquire the Debentures and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto, which may include engaging in the Exchange Offer. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          SECTION 3.4 Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 3.6, to perform those duties assigned to the Administrators.

          SECTION 3.5  Title to Property of the Trust.  Except as provided in
Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

          SECTION 3.6 Powers and Duties of the Trustees and the Administrators. (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                (i)   Each Administrator shall:

                      (A)   assist in the issuance and sale of the Securities;

                      (B) cause the Trust to enter into, and to execute and deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including the Registration Rights Agreement and agreements with the Depositary and the Paying Agent;

                      (C) assist in compliance with the Securities Act, applicable state securities or blue sky laws and the Trust Indenture Act;

                      (D) execute and file one or more registration statements relating to the Capital Securities contemplated by the Registration Rights Agreement and prepare and file all periodic and other reports and other documents pursuant to the foregoing;

                      (E) if and at such time determined by the Sponsor, assist in the designation of the Capital Securities for trading in the Private Offering, Resales and Trading through the Automatic Linkages (PORTAL) system or any other national stock exchange or the Nasdaq Stock Markets National Market;

                      (F) send notices (other than notices of default), and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                      (G) consent to the appointment of a Paying Agent, Transfer Agent and Registrar in accordance with this Declaration which consent shall not be unreasonably withheld;

                      (H) execute the Securities in accordance with this Declaration;

                      (I) execute and deliver closing certificates, pursuant to the Purchase Agreement, and apply for a taxpayer identification number;

                      (J) unless otherwise determined by the Institutional Trustee or the Holders of a Majority in liquidation amount of the Securities or as otherwise required by the Business Trust Act or the Trust Indenture Act, execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                      (K) take any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                      (L) execute and deliver letters or documents to, or instruments with, DTC relating to the Capital Securities;

                      (M) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates; and

                      (N) duly prepare and file all applicable tax returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

                (ii) As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                      (A)   the establishment of the Property Account;

                      (B)   the receipt of the Debentures;

                      (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Property Account;

                      (D) the distribution through the Paying Agent of amounts owed to the Holders in respect of the Securities;

                      (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                      (F) the sending of notices of default and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                      (G) the distribution of the Trust Property in accordance with the terms of this Declaration;

                      (H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                      (I) after any Event of Default (provided that such Event of Default is not by or with respect to the Institutional Trustee) the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                      (J) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trusts valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 3.6(a)(i)(F) and (H) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

          (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

          (c) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an investment company required to be registered under the Investment Company Act, or fail to be classified as a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes. In this connection, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities determines in its discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

          (d) All expenses incurred by the Administrators or the Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

          (e)   The assets of the Trust shall consist solely of the Trust
Property.

          (f) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust and neither the Administrator nor the Holders in accordance with this Declaration.

          SECTION 3.7  Prohibition of Actions by the Trust and the Trustees.
(a) The Trust shall not, and the Institutional Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Institutional Trustee shall cause the Trust not to:

                (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

                (ii) acquire any assets or investments or engage in any activities other than as expressly provided herein;

                (iii)   possess Trust Property for other than a Trust purpose;

                (iv   make any loans or incur any indebtedness other than loans
          represented by the Debentures;

                (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever other than as expressly provided herein;

                (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                (vii) other than as provided in this Declaration (including Annex I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
          (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

          SECTION 3.8  Powers and Duties of the Institutional Trustee.  (a)
The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

          (c)   The Institutional Trustee shall:

                (i) establish and maintain a segregated non-interest bearing trust account (the Property Account) in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustees trust department, on behalf of the Holders of the Securities and, promptly upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration.

                (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities.

          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

          (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (Legal Action) which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustees duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of the Capital Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a Direct Action) on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise any such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing.

          (f) The Institutional Trustee shall continue to serve as a Trustee until either:

                (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities; or

                (ii) a Successor Institutional Trustee (as defined herein) has been appointed and has accepted that appointment in accordance with
          Section 5.7.

          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as Holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Securities.

          The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9  Certain Duties and Responsibilities.

          (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees or Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release an Administrator or Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, provided that the Administrator or Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating thereto to the Trust or to the Holders, such Administrator or Trustee shall not be liable to the Trust or to any Holder for such Administrators good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

          (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 3.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

          (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability with respect to matters that are within the authority of the Institutional Trustee under this Declaration for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (i) the Institutional Trustee shall not be liable for any error or judgment made in good faith by an authorized signatory of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                (iii) the Institutional Trustees sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

          (e) The Administrators shall not be responsible for monitoring the compliance by the Trustees or the Sponsor with their respective duties under this Declaration, nor shall any

Administrator be liable for the default or misconduct of any other Administrator, the Trustee or the Sponsor.

          SECTION 3.10 Certain Rights of Institutional Trustee. Subject to the provisions of Section 3.9:

          (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsors opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

          (c) any direction or act of the Sponsor contemplated by this Declaration shall be sufficiently evidenced by an Officers Certificate;

          (d) in the administration of this Declaration, before undertaking, suffering or omitting any action hereunder, the Institutional Trustee may (unless other evidence is herein specifically prescribed), in the absence of bad faith on its part, conclusively rely upon an Officers Certificate as to factual matters set forth therein; the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

          (e) the Institutional Trustee may consult with counsel of its choice (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (f) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, provided that nothing contained in this Section 3.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, or its obligation to exercise the rights and powers vested in it by this Declaration;

          (g) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

          (h) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

          (i) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Institutional Trustee (i) may request instructions from the Holders of the Capital Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

          (j) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

          (k) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

          (l) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee obtains actual knowledge of such event or the Institutional Trustee receives written notice of such event from Holders holding more than a Majority in liquidation amount of the Capital Securities (based upon liquidation amount);

          (m) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustees or its agents taking such action; and

          (n) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

          SECTION 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of 3807 of the Business Trust Act.

          SECTION 3.12  Execution of Documents.  Subject to the provisions of
Section 3.11, unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Business Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute on behalf of the Trust any documents that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to this Declaration.

          SECTION 3.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees and the Administrators do not assume any responsibility for their correctness. The Trustees and the Administrators make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees and the Administrators make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities and shall not be responsible for the application by the Sponsor of the proceeds of the Debentures.

          SECTION 3.14 Duration of Trust. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 55 years from the Closing Date.

          SECTION 3.15 Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in this Section 3.15(b) and (c).

          (b) The Trust may, at the request of the Holders of the Common Securities and with the consent of the Holders of a Majority in liquidation amount of the Capital Securities but without the consent of the Trustees consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                (i) if the Trust is not the Survivor, such successor entity (the Successor Entity) either:

                      (A) expressly assumes all of the obligations of the Trust under the Securities; or

                      (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the Successor Securities) so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                (ii) the Institutional Trustee expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                (iii) the Capital Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                (iv) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

                (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                (vii) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders interest in the Successor Entity);

                      (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                      (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

                (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees;

                (ix) prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officers Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent of this paragraph
          (b) to such transaction have been satisfied.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or to be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV

                                    SPONSOR

          SECTION 4.1 Sponsors Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

          SECTION 4.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

          (a) to prepare and distribute an offering memorandum in relation to the Capital Securities, including any amendments or supplements thereto (the Offering Memorandum) and to take any action necessary to obtain an exemption from the Securities Act;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare for filing and request the Administrators to cause the filing by the Trust, as may be appropriate, of an application to the PORTAL, the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation upon notice of issuance of any Capital Securities; and

          (d) to negotiate the terms of and/or execute on behalf of the Trust, the Purchase Agreement, the Placement Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Capital Securities.

                (e) to take any other actions necessary or desirable to carry out any of the foregoing activities.

                                   ARTICLE V

                                    TRUSTEES

          SECTION 5.1 Number of Trustees. The number of Trustees initially shall be two (2), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities; provided, however, that there shall be a Delaware Trustee if required by Section 5.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case
Section 3.11 shall have no application to such entity in its capacity as Institutional Trustee.

          SECTION 5.2 Delaware Trustee. If required by the Business Trust Act, one Trustee (the Delaware Trustee) shall be:

          (a)   a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including 3807 of the Business Trust Act.

          SECTION 5.3  Institutional Trustee; Eligibility.

          (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                (i)   not be an Affiliate of the Sponsor;

                (ii) not offer or provide credit or credit enhancement to the Trust; and

                (iii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
          Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(a).

          (c) If the Institutional Trustee has or shall acquire any conflicting interest within the meaning of 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

          (d) The Indenture, the Debt Securities (as defined therein) issued or to be issued thereunder, the Declaration, the Securities issued or to be issued hereunder and the Capital Securities Guarantee and Common Securities Guarantee in connection therewith shall be deemed to be specifically described in this Declaration for purposes of clause
(i) of the proviso contained in  310(b)(1) of the Trust Indenture Act.

          (e)   The initial Institutional Trustee shall be The Bank of New
York.

          SECTION 5.4 Certain Qualifications of the Delaware Trustee Generally. The Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 5.5  Administrators.  The initial Administrators shall be Lon
M. Magness, Susan F. Warner and Walter H. Bynum.

          Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrators.

                SECTION 5.6 Delaware Trustee. The initial Delaware Trustee shall be The Bank of New York (Delaware).

          SECTION 5.7 Appointment, Removal and Resignation of Trustees and Administrators.

          (a) No resignation or removal of any Trustee (the Relevant Trustee) and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 5.7.

          Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the Successor Institutional Trustee). If the instrument of acceptance by the successor Relevant Trustee required by Section 5.7 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section 5.7.

          The Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) for good cause or if an Event of Default shall have occurred and be continuing at any time. If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of this Section 5.7. If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this
Section 5.7, within 30 days after delivery of an instrument of removal, any Holder who has been a Holder of the Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trust or Trustees.

          The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 5.7(b) and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

          Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section 5.7 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the Successor Delaware Trustee).

          (b) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust of any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust.

          (c) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (d) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

          (e) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

          The Administrators (other than the initial Administrators) shall be appointed by the Holders of a Majority in liquidation amount of the Common Securities, and all Administrators (including the initial Administrators) may be removed by the Holders of a Majority in liquidation amount of the Common Securities or may resign at any time. Each Administrator shall sign an agreement agreeing to comply with the terms of this Declaration. If at any time there is no Administrator, the Institutional Trustee or any Holder who has been a Holder of Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

          Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 5.7, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Declaration), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Declaration.

          Notwithstanding the foregoing, or any other provision of this Declaration, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holders of a Majority in liquidation amount of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrators, if there were at least two of them prior to such vacancy, and by the Sponsor, if there were not two such Administrators immediately prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators).

          Except as otherwise provided in this Declaration, or by applicable law, any one Administrator may execute any document or otherwise take any action which the Administrators are authorized to take under this Declaration.

          SECTION 5.8 Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with an a Trustee appointed in accordance with Section 5.7.

          SECTION 5.9 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 5.7, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

          SECTION 5.10 Meetings of the Trustees and the Administrators. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be held at a time and place fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. Meetings of the Trustees and the Administrators together shall be held from the time to time upon the call of any Trustee or Administrator.

          SECTION 5.11 Delegation of Power. (a) Any Trustee or any Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6; and

          (b) the Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          SECTION 5.12 Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VI

                                 DISTRIBUTIONS

          SECTION 6.1 Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holders Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms as set forth in Annex I. If and to the extent that the Debenture Issuer makes a payment of interest (including any Compounded Interest, Special Interest and Additional Interest and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a Payment Amount), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a Distribution) of the Payment Amount to Holders.


                                  ARTICLE VII

                             ISSUANCE OF SECURITIES

          SECTION 7.1 General Provisions Regarding Securities. (a) The Administrators shall on behalf of the Trust issue one series of capital securities substantially in the form of Exhibit A-1 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (Initial Capital Securities) and to be exchanged pursuant to the Registration Rights Agreement for Capital Securities substantially in the form of Exhibit A-2 having the terms set forth in Annex I (the Exchange Securities and together with the Initial Capital Securities, the Capital Securities) and one series of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the Common Securities). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

          (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate the Capital Securities. A Common Security need not be so authenticated.

          (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Capital Securities Guarantee.

          SECTION 7.2 Paying Agent, Transfer Agent and Registrar. The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment (Paying Agent), and an office or agency where Securities may be presented for registration of transfer (the Transfer Agent). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities and transfers and exchanges of Securities, such register to be held by a registrar (the Registrar). The Administrators may appoint the Paying Agent, the Registrar, the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term Paying Agent includes any additional paying agent, the term Registrar includes any additional registrar or co-Registrar and the term Transfer Agent includes any additional transfer agent. The Administrators may change any Paying Agent without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities. The Institutional Trustee or any of its Affiliates may act as Paying Agent or Registrar.

          SECTION 7.3 Form and Dating. The Initial Capital Securities and the Institutional Trustees certificate of authentication thereon shall be substantially in the form of Exhibit A-1, the Exchange Capital Securities and the Institutional Trustees certificate of authentication thereon shall be substantially in the form of Exhibit A-2 and the Common Securities shall be substantially in the form of Exhibit A-3, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.

          (a) Global Capital Securities. The Capital Securities are being offered and sold by the Trust pursuant to the Purchase Agreement and the Placement Agreement. Securities offered and sold to Qualified Institutional Buyers (QIBs) in reliance on Rule 144A as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and the Restricted Securities Legend set forth in
Section 9.2(g) hereto (each, a Rule 144A Global Capital Security), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Institutional Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided. Such Global Capital Security shall constitute a single Capital Security for all purposes of this Declaration. The number of Capital Securities represented by the Rule 144A Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee and the Depositary or its nominee as hereinafter provided.

          In the event the Initial Global Security is tendered in a Registered Exchange Offer, it shall be exchanged for interests in a single, permanent global security in definitive, fully registered form without distribution coupons. Upon issuance such Exchange Global Security shall be deposited on behalf of the holders of the Exchange Capital Securities represented thereby with the Institutional Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Rule 144A Global Capital Securities and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary. The Trust shall execute and the Institutional Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Rule 144A Global Capital Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Institutional Trustee to such Depositary or pursuant to such Depositarys instructions or held by the Institutional Trustee as custodian for the Depositary. Clearing Agency Participants shall have no rights under this Declaration with respect to any Rule 144A Global Capital Security held on their behalf by the Depositary or by the Institutional Trustee as the custodian of the Depositary or under such Rule 144A Global Capital Security, and the Depositary may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Rule 144A Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Clearing Agency Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Rule 144A Global Capital Security.

          (c) Definitive Capital Securities. Except as provided in Section 7.5, Section 9.2(e) and Section 9.2(f), owners of beneficial interests in the Rule 144A Global Capital Security will not be entitled to receive physical delivery of Definitive Capital Securities. Purchasers of Initial Securities who are institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (IAIs), but are not QIBs will receive Initial Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend (Restricted Definitive Capital Securities); provided, however, that upon registration of transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Rule 144A Global Capital Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Capital Security pursuant to the provisions set forth in Section 9.2.

Restricted Definitive Securities will bear the Restricted Securities Legend set forth in Section 9.2(g) unless removed in accordance with this Section 7.3 or
Section 9.2.

          In the event Initial Definitive Capital Securities are tendered in a Registered Exchange Offer, they will be exchanged for certificated securities in definitive, fully registered form, without coupons and without the Restricted Securities Legend; or, at the option of the Holder, as an interest in the Exchange Global Capital Security issued pursuant to Section 7.1(a).

          SECTION 7.4  Mutilated, Destroyed, Lost or Stolen Certificates.  If:
(a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Registrar and the Administrators such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.4, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. In addition, the Trust may charge the recipient of such new Certificate for the Trusts expenses in replacing the mutilated, destroyed, lost or stolen Certificate. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 7.5  Temporary Securities.

          Until definitive Securities are ready for delivery, the Administrators may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          SECTION 7.6  Cancellation.

          The Administrators at any time may deliver Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall return such canceled Securities as the Administrators direct. The Administrators may not issue new Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

          SECTION 7.7  CUSIP Numbers.

          The Trust in issuing the Capital Securities may use CUSIP numbers (if then generally in use), and, if so, the Institutional Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders of Capital Securities; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Institutional Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII

                      DISSOLUTION AND TERMINATION OF TRUST

          SECTION 8.1 Dissolution and Termination of Trust. (a) The Trust shall dissolve:

                (i) unless earlier terminated, on March 27, 2052, the expiration of the term of the Trust;

                (ii) upon a Bankruptcy Event with respect to the Sponsor; the Trust or the Debenture Issuer;

                (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, upon the consent of Holders of a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                (iv) upon the distribution of the Debentures to the Holders of the Securities, upon exercise of the right of the Holder of all of the outstanding Common Securities to terminate the Trust as provided in Annex I hereto;

                (v) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer by a court of competent jurisdiction;

                (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                (vii) before the issuance of any Securities, with the consent of all of the Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of liabilities to creditors of the Trust, and subject to the terms set forth in Annex I, the Administrators and Trustees (each of whom is hereby authorized to take such action) shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                             TRANSFER OF INTERESTS

          SECTION 9.1  General.

          (a) Where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrars request.

          (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and for so long as the Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities, provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsors ownership of the Common Securities.

          (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities, provided, however, that Initial Capital Securities may be transferred only in blocks having a stated liquidation amount of not less than $100,000 (i.e., 100 Initial Capital Securities). Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

          (d) The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holders attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 7.6. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

          (e) The Trust shall not be required (i) to issue, register the transfer of, or exchange any Capital Securities during a period beginning at the opening of business 15 days before the day of any selection of Capital Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Capital Securities to be redeemed, or (ii) to register the transfer or exchange of any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

          SECTION 9.2  Transfer Procedures and Restrictions.

          (a)  General.

                (i) If Initial Capital Securities are issued upon the registration of transfer, exchange or replacement of Initial Capital Securities bearing the Restricted Securities Legend, or if a request is made to remove such Restricted Securities Legend on Initial Capital Securities, the Initial Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless in the Trusts judgment there is satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or, with respect to Restricted Capital Securities, that such Securities are not restricted within the meaning of Rule 144 under the Securities Act. The Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

                (ii) If a transfer of Initial Capital Securities is made pursuant to an effective Shelf Registration Statement, the Restricted Securities Legend shall be removed from such Initial Capital Securities so transferred at the request of the Holder.

                (iii) Any Initial Capital Securities which are presented to the Registrar for exchange pursuant to a Registered Exchange Offer shall be exchanged for Exchange Capital Securities of equal liquidation amount upon surrender to the Registrar of the Initial Capital Securities to be exchanged in accordance with the terms of the Registered Exchange Offer; provided that the Initial Capital Securities so surrendered for exchange are duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Institutional Trustee and the Registrar and duly executed by the Holder thereof or such Holders attorney who shall be duly authorized in writing to execute such document on the behalf of such Holder.

          (b) Transfer and Exchange of Definitive Capital Securities. When Initial Definitive Capital Securities or Exchange Definitive Capital Securities are presented to the Registrar (x) to register the transfer of such Initial Definitive Capital Securities or Exchange Definitive Capital Securities, or (y) to exchange such Initial Definitive Capital Securities or Exchange Definitive Capital Securities for an equal number of Initial Definitive Capital Securities or Exchange Definitive Capital Securities, respectively, of another number, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for registration of transfer or exchange:

                (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                (ii) in the case of Initial Definitive Capital Securities that are Restricted Definitive Capital Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A), (B), (C) or (D) below, and are accompanied by the following additional information and documents, as applicable:
                      (A) if such Restricted Definitive Capital Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect;

                      (B) if such Restricted Definitive Capital Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities
                Act: (i) a certification to that effect and (ii) if the Trust so requests, evidence reasonably satisfactory to the Trust as to the compliance with the restrictions set forth in the Restricted Securities Legend;

                      (C) if such Restricted Definitive Capital Securities are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Capital Securities in the form of a beneficial interest in the Rule 144A Global Capital Security in accordance with Section 9.2(c); or

                      (D) if such Restricted Definitive Capital Securities are being transferred to a Person who is an IAI, but it is not a QIB, upon the delivery of a certificate by the transferee IAI substantially in the form of Exhibit B hereto and such other opinion, certification and/or other information as may be reasonably required by the Trust or the Sponsor, the Institutional Trustee shall cancel or cause to be canceled such Restricted Definitive Securities being transferred and concurrently therewith, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Restricted Definitive Capital Securities.

          (c) Restrictions on Transfer of an Initial Definitive Capital Security for a Beneficial Interest in an Initial Global Capital Security. An Initial Definitive Capital Security may not be exchanged for a beneficial interest in an Initial Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Institutional Trustee of an Initial Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trust, together with:

                (i) if such Initial Definitive Capital Security is a Restricted Capital Security, certification, substantially in the form set forth of Exhibit C hereto, that such Definitive Capital Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                (ii) whether or not such Definitive Capital Security is a Restricted Capital Security, written instructions directing the Institutional Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Initial Global Capital Security to reflect an increase in the number of the Initial Capital Securities represented by the Initial Global Capital Security, then the Institutional Trustee shall cancel such Initial Definitive Capital Security and cause, or direct the Depositary to cause, the aggregate number of Initial Capital Securities represented by the Global Capital Security to be increased accordingly. If no Initial Global Capital Securities are then outstanding, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Initial Capital Securities in global form.

          (d) Transfer and Exchange of Global Capital Securities. The transfer and exchange of Initial Global Capital Securities or Exchange Global Capital Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth in the Restricted Securities Legend) and the procedures of the Depositary therefor. Notwithstanding any other provisions of this Declaration, a Global Capital Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (e) Transfer of a Beneficial Interest in an Initial Global Capital Security for a Definitive Capital Security.

                (i) Any Person having a beneficial interest in an Initial Global Capital Security that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for an Initial Definitive Capital Security or an Exchange Definitive Capital Security, as the case may be, representing the same number of Initial Capital Securities or Exchange Definitive Capital Securities, as the case may be. Upon receipt by the Institutional Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in an Initial Global Capital Security or an Exchange Definitive Capital Security, as the case may be, of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in such Global Capital Security and in the case of an Initial Global Security the following additional information and documents (all of which may be submitted by facsimile):

                      (A) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act: (i) a certification to that effect from the transferee or transferor and (ii) if the Trust so requests, additional evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Restricted Securities legend; or

                      (B) if such beneficial interest is being transferred to a Person who is an IAI, but is not a QIB, upon the delivery of a certificate by the transferee IAI substantially in the form of Exhibit B hereto and such other opinion, certification and/or other information as may be reasonably required by the Trust and the Sponsor, then the Institutional Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate liquidation amount of the Global Capital Security to be reduced on its books and records and, following such reduction, the Administrators will issue and the Institutional Trustee will authenticate, upon written order of any Administrator, an appropriate number of Definitive Capital Securities.

                (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this
          Section 9.2(e) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with the instructions of the Depositary.

          (f)   Authentication of Definitive Capital Securities.

          If at any time:

                (i) the Depositary notifies the Institutional Trustee and the Administrators that the Depositary is unwilling or unable to continue as Depositary for the Global Capital Securities and a successor Depositary for the Global Capital Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

                (ii) the Administrators notify the Institutional Trustee in writing to issue Definitive Capital Securities under this Declaration, then the Trust will execute, and the Institutional Trustee, upon receipt of a written order of the Trust signed by one Administrator requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and deliver Definitive Capital Securities, in an aggregate principal amount equal to the principal amount of Global Capital Securities, in exchange for such Global Capital Securities.

          (g)   Legend.

          Except as permitted by Section 9.2(a), each Initial Capital Security certificate evidencing the Rule 144A Global Capital Securities and the Restricted Definitive Capital Securities (and all Initial Capital Securities issued in exchange therefor or substitution thereof) shall bear a legend (the Restricted Securities Legend) in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NATIONAL COMMERCE BANCORPORATION (THE COMPANY) OR NATIONAL COMMERCE CAPITAL TRUST I (THE TRUST) OR ANY AFFILIATE OF THE COMPANY OR THE TRUST WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE RESALE RESTRICTIONS TERMINATION DATE) ONLY (A) TO THE COMPANY OR THE TRUST, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (RULE 144A), TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED

INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTS RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUST. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY A PURCHASER THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM.
THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTIONS TERMINATION DATE.

          [THIS SECURITY MAY BE DEEMED TO BE EQUITY INTERESTS IN THE TRUST FOR PURPOSES OF APPLYING ERISA AND SECTION 4975 OF THE CODE, THIS SECURITY MAY NOT BE PURCHASED OR HELD BY ANY EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE CODE) (EACH, A PLAN), ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLANS INVESTMENT IN THE ENTITY (A PLAN ASSET ENTITY) OR ANY PERSON INVESTING PLAN ASSETS OF ANY PLAN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION. IF A PURCHASER OR HOLDER OF THIS SECURITY THAT IS A PLAN OR A PLAN ASSET ENTITY ELECTS TO RELY ON AN EXEMPTION OTHER THAN PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14, THE COMPANY AND THE TRUST MAY REQUIRE A SATISFACTORY OPINION OF COUNSEL OR OTHER EVIDENCE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION FOR SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (A) IT IS NOT A PLAN OR A PLAN ASSETS ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH PLAN ASSETS OF ANY PLAN OR (B)(I) IT IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE

EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING AND (II) THE COMPANY AND THE ADMINISTRATORS ARE NOT FIDUCIARIES, WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER, WITH RESPECT TO ITS INTEREST IN THIS SECURITY.]

          (h) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Depositary for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the Securities custodian for such Global Capital Security) with respect to such Global Capital Security, by the Institutional Trustee to reflect such reduction.

          (i) Obligations with Respect to Transfers and Exchanges of Capital Securities.

                (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's request.

                (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                (iii) The Registrar shall not be required to register the transfer of or exchange of any Capital Security during a period beginning at the opening of business 15 days before the day of any selection of any Capital Security for redemption set forth in the terms and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Capital Securities to be redeemed.

                (iv) All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

          (j)   No Obligation of the Institutional Trustee.

                (i) The Institutional Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Clearing Agency Participant or other

          Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the Clearing Agency) or any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Institutional Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                (ii) The Institutional Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
          SECTION 9.3 Deemed Security Holders. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

          SECTION 9.4 Notices to Clearing Agency. Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Securities shall have been issued to the beneficial owners of Capital Securities pursuant to Section 9.2(e) or Section 9.2(f), the Administrators shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the beneficial owners of Capital Securities.

          SECTION 9.5 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrators, in their sole discretion, shall appoint a successor Clearing Agency with respect to such Capital Securities.


                                   ARTICLE X

                           LIMITATION OF LIABILITY OF

                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          SECTION 10.1 Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                (ii) required to pay to the Trust or to any Holder of the Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trusts assets.

          (c) Pursuant to 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 10.2 Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Persons negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Persons professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 10.3 Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

          (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                (i) in its discretion or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                (ii) in its good faith or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 10.4 Indemnification. (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party to any completed action, suit or proceeding, whether civil, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was an Indemnified Person against expenses (including attorneys fees and expenses), arising out of or in connection with the creation, operation or dissolution of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration.

                (ii) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
          Section 10.4 (a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys fees and expenses) actually and reasonably incurred by him in connection therewith.

                (iii) The indemnification of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4 (a) shall not be deemed exclusive of any other rights to which those seeking indemnification of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 10.4 (a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                (iv) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4 (a).

                (v) For purposes of this Section 10.4 (a), references to the Trust shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4 (a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                (vi) The indemnification of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

          SECTION 10.5 Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

          SECTION 10.6  Compensation; Fee.  The Sponsor agrees:

          (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, to reimburse the Trustees upon written request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

          The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

          No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.


                                   ARTICLE XI

                                   ACCOUNTING

          SECTION 11.1 Fiscal Year. The fiscal year (Fiscal Year) of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.2 Certain Accounting Matters. (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

          (b) The Administrators shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss which shall be examined by and reported upon by a firm of independent certified public accountants selected by the Administrators.

          (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Administrators shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

          SECTION 11.3 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

          SECTION 11.4 Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and the Holders shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the

Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII

                            AMENDMENTS AND MEETINGS

          SECTION 12.1 Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by

                (i)   the Institutional Trustee;

                (ii)  the Holders of the Common Securities; and

                (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective:

                (i) unless the Institutional Trustee shall have first received

                      (A) an Officers Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                      (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                (ii)  if the result of such amendment would be to

                      (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                      (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                      (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) Except as provided in Section 12.1(d), (e) or (h), no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

          (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any distribution on the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

          (e) Section 9.1(b) and 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

          (f) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.
          (g)   the rights of the Holders of the Capital Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities.

          (h) Subject to Section 12.1(c), this Declaration may be amended by the Institutional Trustee and the Holders of a Majority in the liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

                (i)   cure any ambiguity;

                (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                (iii) add to the covenants, restrictions or obligations of the Sponsor;

                (iv) to modify, eliminate or add to any provision of this Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an investment company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of Securities; provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii) or (iii) shall adversely affect the powers, preferences or special rights of Holders of Capital Securities; and such amendments of this Declaration shall become effective when notice thereof is given to the Institutional Trustee.

          SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities.
Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the
Securities:

                (i) notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate;

                (iii) each meeting of the Holders shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE

                              AND DELAWARE TRUSTEE

          SECTION 13.1 Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustees acceptance of its appointment as Institutional Trustee, that:

          (a) the Institutional Trustee is a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the

Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee;

          (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration;

          (e) at the Closing Date, the Institutional Trustee has not knowingly created any liens or encumbrances on the Trust Securities;

          SECTION 13.2  Representations and Warranties of Delaware Trustee.
The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustees acceptance of its appointment as Delaware Trustee, that:

          (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

          (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration has been duly executed and delivered by the Delaware Trustee. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (c) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

          (d) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

          (e) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Business Trust Act.


                                  ARTICLE XIV

                                 MISCELLANEOUS

          SECTION 14.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Administrators at the Trusts mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities:

          c/o National Commerce Bancorporation
          One Commerce Square
          Memphis, Tennessee  38150
          Attention:  Secretary

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

          The Bank of New York (Delaware)
          23 White Clay Center
          Route 27B
          Newark, Delaware 19711
          Attention:  Corporate Trust Department

          (c) if given to the Institutional Trustee, at the Institutional Trustees mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

          The Bank of New York
          101 Barclay Street
          Floor 21 West
          New York, New York 10286
          Attention:  Corporate Trust Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

          National Commerce Bancorporation
          One Commerce Square
          Memphis, Tennessee  38150
          Attention:  Secretary

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 14.2 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

          SECTION 14.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 14.4 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 14.5 Agreement Not to Petition. Each of the Trustees, the Administrators and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article VIII, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, Bankruptcy Laws) or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 14.5, the Institutional Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Institutional Trustee or the Trust may assert. If any Trustee or Administrator takes action in violation of this Section 14.5, the Sponsor agrees, for the benefit of the Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Sponsor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Sponsor of the Trust may assert. The provisions of this
Section 14.5 shall survive the termination of this Declaration.

          SECTION 14.6 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

          SECTION 14.7 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 14.8 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                         THE BANK OF NEW YORK
                                         (DELAWARE)

                                         as Delaware Trustee



                                         By:
                                             -----------------------------
                                         Name:
                                         Title


                                         THE BANK OF NEW YORK
                                         as Institutional Trustee

                                         By:
                                             -----------------------------
                                         Name:
                                         Title:


                                         NATIONAL COMMERCE
                                         BANCORPORATION, as Sponsor


                                         By:
                                             ------------------------------
                                         Name:
                                         Title:


                                         NATIONAL COMMERCE CAPITAL
                                         TRUST I


                                         By:
                                         Lon M. Magness, as Administrator



                                         By:
                                         Susan F. Warner, as Administrator

                                         By:
                                         Walter H. Bynum, as Administrator

                                    ANNEX I

                                    TERMS OF

     FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES(SM) (TRUPS(SM))(2)


          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of March 27, 1997 (as amended from time to time, the Declaration), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Offering Memorandum referred to below):

          1.    Designation and Number

                (a) Capital Securities. 50,000 Capital Securities of National Commerce Capital Trust I (the Trust), with an aggregate stated liquidation amount with respect to the assets of the Trust of fifty million dollars ($50,000,000) and a stated liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as the Floating Rate Capital Trust Pass-through Securities(SM) (the Capital Securities). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed, if any.

                (b) Common Securities. 1,547 Common Securities of the Trust (the Common Securities). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-3 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2.    Distributions

                (a) Distributions payable on each Security will be payable at a variable annual rate equal to LIBOR plus 0.98% (the Coupon Rate) of the stated liquidation amount of $1,000 per Security, such rate being the rate of interest payable on the Debentures to be held by the





----------------------------------

     (2) Salomon Brothers Inc has filed applications with the United States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities and the TRUPS service marks.

Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term Distributions as used herein includes cash distributions and any such compounded distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly period on the basis of the actual number of days elapsed in a year of twelve 30-day months.

                (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of distribution payment periods as described herein, quarterly in arrears on the first day of January, April, July and October of each year, commencing on July 1, 1997 (each a Distribution Payment Date) when, as and if available for payment. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period (each an Extension Period) at any time and from time to time on the Debentures, subject to the conditions described below, although such interest would continue to accrue on the Debentures at a variable annual rate equal to LIBOR plus 0.98% compounded quarterly to the extent permitted by law during any Extension Period. If such right is exercised, quarterly distributions on the Securities will also be deferred (though such distributions would continue to accrue at the variable annual rate equal to LIBOR plus 0.98%, compounded quarterly to the extent permitted by law) during any Extension Period. Such right to extend any interest payment period in respect of the Debentures is limited to Extension Periods, each not exceeding 20 consecutive quarterly periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures; and, provided, further, that no Extension Period shall extend beyond the maturity of the Debentures. In the event that the Debenture Issuer exercises this right, then, during any Extension Period (a) the Debenture Issuer shall not declare or pay dividends on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or rights to acquire such capital stock (other than (i) purchases or acquisitions of shares of any such capital stock or rights to acquire such capital stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans, (ii) as a result of a reclassification of the Debenture Issuers capital stock or rights to acquire such capital stock or the exchange or conversion of one class or series of the Debenture Issuers capital stock or rights to acquire such capital stock for another class or series of the Debenture Issuers capital stock or rights to acquire such capital stock, (iii) the purchase of fractional interests in shares of the Debenture Issuers capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends and distributions made on the Debenture Issuers capital stock or rights to acquire such capital stock with the Debenture Issuers capital stock or rights to acquire such capital stock or (v) any declaration of a dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto), or make guarantee payments (other than payments under the Capital Securities Guarantee and the Common Securities Guarantee for the Trust) with respect to the foregoing, and (b) the Debenture Issuer shall not make any payment of interest or principal on or repay, repurchase or redeem any debt securities issued by the Debenture Issuer that rank pari passu with or junior to such Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debentures. Upon the termination of any Extension Period in respect of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trusts funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Securities Guarantees.

                (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital Securities are held solely in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Such Distributions will be paid through the Institutional Trustee who will hold amounts received in respect of the Debentures in the Property Account for the benefit of the Holders of the Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading Description of the Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company in the Offering Memorandum dated March 20, 1997 of the Trust as amended or supplemented form time to time (the Offering Memorandum). The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. At any time when the Capital Securities are not held solely in book-entry only form, the relevant record dates shall be selected by the Administrators, which dates shall be 15 days before the relevant payment dates. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such payment date.

                (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3.    Liquidation Distribution Upon Dissolution

                In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a Liquidation) other than in connection with a redemption of the Debentures, the Holders of the Securities will be entitled to receive out of the assets of the Trust available for distribution to Holders of the Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Company), distributions equal to the aggregate of the liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the Liquidation Distribution), unless in connection with such Liquidation, the Debentures in an aggregate stated principal amount equal to the aggregate liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record date as, such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          The Sponsor, as the Holder of all of the Common Securities, has the right at any time to dissolve the Trust (including without limitation upon the occurrence of a Tax Event, a Capital Treatment Event or an Investment Company Event), subject to the receipt by the Company of prior approval from the Board of Governors of the Federal Reserve System (the Federal Reserve), if then required under applicable capital guidelines or policies of the Federal Reserve and, after satisfaction of liabilities to creditors of the Trust, cause the Debentures to be distributed to the Holders of the Securities on a Pro Rata basis in accordance with the aggregate liquidation amount thereof.

          The Trust shall dissolve on the first to occur of (i) March 27, 2052, the expiration of the term of the Trust, (ii) a Bankruptcy Event with respect to the Sponsor, Trust or the Debenture Issuer, (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Securities Guarantees, as the case may be) the filing of a certificate of dissolution or its equivalent with respect to the Trust; upon the consent of the Holders of a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust, or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) the distribution to the Holders of the Securities of the Debentures, upon exercise of the right of the Holder of all of the outstanding Common Securities to terminate Trust as described above, (v) the entry of a decree of a judicial dissolution of the Sponsor or the Trust, or (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities. As soon as practicable after the dissolution of the Trust and upon completion of the winding up of the Trust, the Trust shall terminate upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware.

          If a Liquidation of the Trust occurs as described in clause (i),
(ii), (iii) or (v) in the immediately preceding paragraph, the Trust shall be liquidated by the Trustees of the Trust as expeditiously as such Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust, to the Holders of the Trust Securities, the Debentures on a Pro Rata basis to the extent not satisfied by the Company, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities of creditors of the Trust to the extent not satisfied by the Company, an amount equal to the Liquidation Distribution. An early Liquidation of the Trust pursuant to clause (iv) above shall occur if the Institutional Trustee determines that such Liquidation is possible by distributing, after satisfaction of liabilities to creditors of Trust, to the Holders of the Trust Securities on a Pro Rata basis, the Debentures, and such distribution occurs.

          If, upon any such Liquidation the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on such Capital Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such distributions.

          Upon any such Liquidation of the Trust involving a distribution of the Debentures, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debenture Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for the Debentures.

          After the date for any distribution of the Debentures upon dissolution of the Trust, (i) the Securities of the Trust will be deemed to be no longer outstanding, (ii) the Depositary or its nominee, as the record holder of the Capital Securities, will receive a registered security in global form or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing the Capital Securities not held by the Depositary or its nominee will be deemed to represent such of the Debentures as have an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the distribution rate of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

          4.    Redemption and Distribution

                (a) The Debentures will mature on April 1, 2027. The Debentures may be redeemed by the Debenture Issuer, in whole or in part, at any time and from time to time on or after April 1, 2007, at par, plus accrued and unpaid interest thereon to the date of redemption (the Redemption Price). In addition, the Debentures may be redeemed by the Debenture Issuer, in whole or in part, at any time, upon the occurrence and continuation of a Tax Event, a Capital Treatment Event or an Investment Company Event, at par, together with accrued and unpaid interest thereon to the date of redemption, within 90 days following the occurrence of such Tax Event, Capital Treatment Event or Investment Company Event, as the case may be, upon not less than 30 nor more than 60 days notice to Holders of such Debentures so long as such Tax Event, Capital Treatment Event or Investment Company Event, as the case may be, is continuing. In each case, the right of the Debenture Issuer to redeem the Debentures is subject to the Debenture Issuer having received prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve.

                (b) Tax Event means that the Trustees shall have received an opinion of a nationally recognized independent tax counsel to the Debenture Issuer experienced in such matters to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an Administrative Action), or
(c) any amendment to, clarification of, or change in the official position or the interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of the Offering Memorandum, there is more than an insubstantial risk that
(i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures or subject to more than a de minimus amount of other taxes, duties or other governmental changes, (ii) any portion of interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes or (iii) the Debenture Issuer could become liable to pay on the next date on which any amount would be payable with respect to the Debentures, any Additional Interest.

                (c) Capital Treatment Event means the Debenture Issuer shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the Offering Memorandum, the Debenture Issuer will not be entitled to treat the Capital Securities or the Debentures, if the Debenture Issuer were to be distributed following the occurrence of a Tax Event as described in the proviso to this paragraph, as Tier 1 Capital (or the equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Debenture Issuer; provided, however, that the distribution of the Debentures in connection with the Liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event.

                (d) Investment Company Event means the receipt by the Institutional Trustee of an opinion of counsel rendered by a law firm having a nationally recognized securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (Change in 1940 Act Law), the Trust is or will be considered an investment company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective or is announced, enacted or promulgated on or after the date of the Offering Memorandum.

                (e) Upon the repayment in full at maturity or redemption in whole or in part of the Debenture (other than following the distribution of the Debenture to the Holders of the Trust Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem Pro Rata at the applicable Redemption Price, Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debenture so repaid or redeemed; provided, however, that holders of such Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption (other than at the scheduled maturity of the Debenture).

                (f) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(h)(ii) below.

                (g) The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all Capital Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                (h)   Redemption or Distribution Procedures.

                      (i) Notice of any redemption of, or notice of distribution of the Debentures in exchange for, the Securities (a Redemption/Distribution Notice) will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(h)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                      (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities; provided, however, that, in respect of the Capital Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the Capital Securities shall be redeemed Pro Rata in accordance with the procedures of the Depositary, and the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such Clearing Agency or nominee.

                      (iii) If the Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this
                Section 4 (which notice will be irrevocable), then (A) with respect to the Capital Securities, while the Capital Securities are in book-entry only form, provided that the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee), by 12:00 noon, New York City time, on the redemption date, funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and
                (B) with respect to Capital Securities issued in definitive form and Common Securities, provided that the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required then immediately prior to the close of business on the date of such deposit Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the applicable Redemption Price specified in Section 4(a), but without interest on such Redemption Price. If any date fixed for redemption of Securities is not a Business Day, then payment of any such redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. In the event of any redemption of the Capital Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of the Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Capital Securities to be so redeemed or (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part.

                      (iv) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Capital Securities have been issued or, if Definitive Capital Securities have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

                      (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

          5.    Voting Rights - Capital Securities

                (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of at least 10% in liquidation amount of the Capital Securities.

                (b) Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as the holder of the Debentures, (ii) waive any past default that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in principal amount of Debentures (a Super Majority) affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. If the Institutional Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of such Capital Securities have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustees rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date the interest or principal is payable (or in the case of redemption, the redemption date), then a Holder of record of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in the Debentures, to such Holder directly of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to the Debentures unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to the payment of principal of or interest on any of the Debentures. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the

Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

          In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Institutional Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of such Trust Securities outstanding which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

          A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of the Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

          In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

          6.    Voting Rights - Common Securities

                (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

                (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Administrators.

                (c) Subject to Section 2.6 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration to the fullest extent permitted by law, any Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustees rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

          Any approval or direction of Holders of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent.

The Administrators will cause a notice of any meeting at which Holders of the Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Common Securities. Each such notice will include a statement setting forth
(i) the date of such meeting or the date by which such action is to be taken,
(ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7.    Amendments to Declaration and Indenture

                (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

                (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                (c) Notwithstanding the foregoing, no amendment or modification may be made to a Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an investment company which is required to be registered under the Investment Company Act.

                (d) Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

          8.    Pro Rata

                A reference in these terms of the Securities to any payment, distribution or treatment as being Pro Rata shall mean pro rata to each Holder of the Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate liquidation amount of the Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common Securities Pro Rata according to the aggregate liquidation amount of the Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          9.    Ranking

                The Capital Securities rank pari passu with and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Capital Securities then due and payable.

         10.   Acceptance of Securities Guarantee and Indenture

               Each Holder of the Capital Securities and the Common Securities, by the acceptance of such Securities, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

         11.   No Preemptive Rights

               The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

         12.   Miscellaneous

               These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

           [Include the following Restricted Securities Legend on all Capital Securities, including Rule 144A Global Capital Securities and Restricted Definitive Capital Securities, unless otherwise determined by the Sponsor in accordance with applicable law ----THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NATIONAL COMMERCE BANCORPORATION (THE COMPANY) OR NATIONAL COMMERCE CAPITAL TRUST I (THE TRUST) OR ANY AFFILIATE OF THE COMPANY OR THE TRUST WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE RESALE RESTRICTIONS TERMINATION DATE) ONLY (A) TO THE COMPANY OR THE TRUST, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (RULE 144A), TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a)
(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTS RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION

OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUST. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY A PURCHASER THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTIONS TERMINATION DATE.]

           [Include if Capital Security is in the form of a Restricted Definitive Capital Security -- IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATE AND OTHER INFORMATION MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

           [Include if Capital Security is in global form and The Depository Trust Company is the Clearing Agency -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), NEW YORK, NEW YORK, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OF TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

           [Include if Capital Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSORS NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

           [THIS SECURITY MAY BE DEEMED TO BE EQUITY INTERESTS IN THE TRUST FOR PURPOSES OF APPLYING ERISA AND SECTION 4975 OF THE CODE, THIS SECURITY MAY NOT BE PURCHASED OR HELD BY ANY EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE CODE) (EACH, A PLAN), ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLANS INVESTMENT IN THE ENTITY (A PLAN ASSET ENTITY) OR ANY PERSON INVESTING PLAN ASSETS OF ANY PLAN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-

23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION. IF A PURCHASER OR HOLDER OF THIS SECURITY THAT IS A PLAN OR A PLAN ASSET ENTITY ELECTS TO RELY ON AN EXEMPTION OTHER THAN PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14, THE COMPANY AND THE TRUST MAY REQUIRE A SATISFACTORY OPINION OF COUNSEL OR OTHER EVIDENCE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION FOR SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (A) IT IS NOT A PLAN OR A PLAN ASSETS ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH PLAN ASSETS OF ANY PLAN OR (B)(I) IT IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING AND (II) THE COMPANY AND THE ADMINISTRATORS ARE NOT FIDUCIARIES, WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER, WITH RESPECT TO ITS INTEREST IN THIS SECURITY.]


           Certificate Number              Number of Capital Securities

                              CUSIP NO ___________

                   Certificate Evidencing Capital Securities

                                       of

                       NATIONAL COMMERCE CAPITAL TRUST I

         Floating Rate Capital Pass-through Securities(SM) (TRUPS(SM))

                (liquidation amount $1,000 per Capital Security)

           NATIONAL COMMERCE CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the Trust), hereby certifies that ______________ (the Holder) is the registered owner of securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the Floating Rate Capital Trust Pass-through Securities(SM) (liquidation amount $1,000 per Capital Security) (the Capital Securities). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 27, 1997, among Lon M. Magness, Susan F. Warner and Walter H.

Bynum, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, National Commerce Bancorporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the Declaration). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

           Upon receipt of this Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

           This Capital Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

           IN WITNESS WHEREOF, the Trust has duly executed this certificate.


                                           NATIONAL COMMERCE CAPITAL TRUST I



                                           By:
                                              --------------------------------


                                           Name:



                                           Title:  Administrator




CERTIFICATE OF AUTHENTICATION

           This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:




                                           THE BANK OF NEW YORK, as the



                                           Institutional Trustee



                                           By:



                                           Authorized Signatory


                                           [FORM OF REVERSE OF SECURITY]

           Distributions payable on each Capital Security will be payable at a variable annual rate of LIBOR plus 0.98% (the Coupon Rate) of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than a quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term Distributions as used herein includes cash distributions and any such compounded interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of the actual number of days elapsed in a year of twelve 30-day months.

           Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the first day of January, April, July and October of each year, commencing on July 1, 1997. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period (each an Extension Period) at any time and from time to time on the Debentures, subject to certain conditions, although such interest would continue to accrue on the Debentures at a variable annual rate of LIBOR plus 0.98%, compounded quarterly to the extent permitted by law during any Extension Period. If such right is exercised, quarterly Distributions on the Capital Securities will also be deferred (though such Distributions would continue to accrue at the variable annual rate of LIBOR plus 0.98%, compounded quarterly to the extent permitted by law) during any Extension Period. Such right to extend any extension period is limited to Extension Periods, each not exceeding 20 consecutive quarterly periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures, and no Extension Period may extend beyond the maturity of the Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debentures. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Capital Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Capital Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trusts funds available for distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Capital Securities Guarantee.

           The Capital Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:





(Insert assignees social security or tax identification number)





(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:


Signature:


(Sign exactly as your name appears on the other side of this Capital Security Certificate)


                                          Signature Guarantee:(3)





----------------------------------

     (3) Signature must be guaranteed by an eligible guarantor institution that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (STAMP) or such other signature guarantee program as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT A-2

                 FORM OF EXCHANGE CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

           [Include if Capital Security is in global form and The Depository Trust Company is the Clearing Agency -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), NEW YORK, NEW YORK, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OF TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

           [Include if Capital Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSORS NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

           Certificate Number              Number of Capital Securities

                              CUSIP NO ___________

                   Certificate Evidencing Capital Securities

                                       of

                       NATIONAL COMMERCE CAPITAL TRUST I

         Floating Rate Capital Pass-through Securities(SM) (TRUPS(SM))

                (liquidation amount $1,000 per Capital Security)

           NATIONAL COMMERCE CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the Trust), hereby certifies that ______________ (the Holder) is the registered owner of securities of the Trust representing undivided beneficial interests in the assets of the Trust, designated the Floating Rate Capital Trust Pass-through Securities(SM) (liquidation amount $1,000 per Capital Security) (the Capital Securities). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 27, 1997, among Lon M. Magness, Susan
F. Warner and Walter H. Bynum, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, National Commerce Bancorporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the Declaration). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

           Upon receipt of this Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

           This Capital Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

           IN WITNESS WHEREOF, the Trust has duly executed this certificate.

                                           NATIONAL COMMERCE CAPITAL TRUST I



                                           By:
                                              --------------------------------


                                           Name:



                                           Title:  Administrator




CERTIFICATE OF AUTHENTICATION

         This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:
      -----------------------




                                           THE BANK OF NEW YORK, as the
                                           Institutional Trustee



                                           By:



                                           Authorized Signatory




                                           [FORM OF REVERSE OF SECURITY]

           Distributions payable on each Capital Security will be payable at a variable annual rate of LIBOR plus 0.98% (the Coupon Rate) of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than a quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term Distributions as used herein includes cash distributions and any such compounded interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of the actual number of days elapsed in a year of twelve 30-day months.

           Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the first day of January, April, July and October of each year, commencing on July 1, 1997. Distributions will be made by the Institutional Trustee, except as otherwise described. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period (each an Extension Period) at any time and from time to time on the Debentures, subject to certain conditions, although such interest will continue to accrue on the Debentures at a variable annual rate of LIBOR plus 0.98%, compounded quarterly (to the extent permitted by law) during any Extension Period. If such right is exercised, quarterly Distributions on the Capital Securities will also be deferred (though such Distributions would continue to accrue at the variable annual rate of LIBOR plus 0.98%, compounded quarterly (to the extent permitted by law)) during any Extension Period. Such right to extend any interest payment period is limited to Extension Periods, each not exceeding 20 consecutive quarterly periods, provided, however, that no Extension Period may be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures, and no Extension Period may extend beyond the maturity of the Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debentures. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Capital Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Capital Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trusts funds available for distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Sponsor pursuant to the Capital Securities Guarantee.

           The Capital Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:





(Insert assignees social security or tax identification number)





(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:

Signature:


(Sign exactly as your name appears on the other side of this Capital Security Certificate)

                                                      Signature Guarantee:(4)





----------------------------------

     (4) Signature must be guaranteed by an eligible guarantor institution that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (STAMP) or such other signature guarantee program as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT A-3

                      FORM OF COMMON SECURITY CERTIFICATE

           [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

     [THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.]

           Certificate Number              Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                       NATIONAL COMMERCE CAPITAL TRUST I

           NATIONAL COMMERCE CAPITAL TRUST I, a statutory business trust created under the laws of the State of Delaware (the Trust), hereby certifies that National Commerce Bancorporation (the Holder) is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the Common Securities). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 27, 1997, among Lon M. Magness, Susan
F. Warner and Walter H. Bynum, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, National Commerce Bancorporation as Sponsor and the holders from time to time of undivided beneficial interest in the assets of the Trust including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the Declaration). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

           As set forth in the Declaration, where an Event of Default has occurred and continuing, the rights of Holders of Common securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

           Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

           This Common Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

           IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of March, 1997.


                                           NATIONAL COMMERCE CAPITAL TRUST I



                                           By:
                                              ------------------------------


                                           Name:



                                           Title:  Administrator

                         [FORM OF REVERSE OF SECURITY]

           Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a variable annual rate of LIBOR plus 0.98% (the Coupon Rate) of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term Distributions as used herein includes cash distributions and any such compounded distribution payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the actual number of days elapsed in a year of twelve 30-day months.

           Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the first day of January, April, July and October of each year, commencing on July 1, 1997. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending interest payment period (each an Extension Period) at any time and from time to time on the Debentures, subject to certain conditions, although such interest would continue to accrue on the Debentures at a variable annual rate of LIBOR plus 0.98%, compounded quarterly to the extent permitted by law during any Extension Period. If such right is exercised, quarterly distributions on the Common Securities will also be deferred (though such Distributions would continue to accrue at the variable annual rate of LIBOR plus 0.98%, compounded quarterly to the extent permitted by law) during any Extension Period. Such right to extend any extension period is limited to Extension Periods, each not exceeding 20 consecutive quarterly periods, provided, however, that no Extension Period shall be initiated while accrued interest from a prior, completed Extension Period is unpaid or while the Debenture Issuer is in default in the payment of interest that has become due and payable on the Debentures; and no Extension Period shall extend beyond the date of maturity of the Debentures. Prior to the termination of any such Extension Period in respect of the Debentures, the Debenture Issuer may further extend the interest payment period; provided that each such Extension Period in respect of the Debentures, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarterly periods or extend beyond the maturity of the Debentures. Upon the termination of any Extension Period of the Debentures and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, or, if such date is not a Distribution Payment Date, on the immediately following Distribution Payment Date, to Holders of the Common Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Common Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such Distributions in the Property Account of the Trust. The Trusts funds available for distribution to the Holders of the Common Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Common Securities Guarantee.

           The Common Securities shall be redeemable as provided in the Declaration.

                                  ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:





(Insert assignees social security or tax identification number)





(Insert address and zip code of assignee)

and irrevocably appoints



______________________________________________________ agent to transfer this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Common Security

Certificate)

Signature:

(Sign exactly as your name appears on the other side of this common Security Certificate)

                                        Signature Guarantee(5)





----------------------------------

     (5) Signature must be guaranteed by an eligible guarantor institution that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (STAMP) or such other signature guarantee program as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


                         FORM OF TRANSFEREE CERTIFICATE

                             TO BE EXECUTED BY IAIs

                                           __________, 199__

           National Commerce Bancorporation
           National Commerce Capital Trust I
           c/o National Commerce Bancorporation
           One Commerce Square
           Memphis, Tennessee  38150


           M
           Re: Purchase of $1,000 stated liquidation amount of Floating Rate Capital Trust

           M
           Pass-through Securities (SM) (TruPS) (SM) (the Capital Securities) of National
           M
           Commerce Capital Trust I (the Trust)

           M

Ladies and Gentlemen:


In connection with our purchase of the Capital Securities we confirm that:


           1. We understand that the Floating Rate Capital Trust Pass-through Securities(SM) (the Capital Securities) (including the guarantees (the Guarantees) of National Commerce Bancorporation (National Commerce) executed in connection therewith) and the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2027 (the Subordinated Debt Securities) of National Commerce, the Capital Securities, the Guarantees, and Subordinated

Debt Securities together being referred to herein as Offered Securities) have not been registered under the Securities Act of 1933, as amended (the Securities Act), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if, prior to the date which is three years after the later of the date of original issue of the Offered Securities and the last date on which National Commerce, the Trust or any affiliate of National Commerce or the Trust was the owner of such Offered Securities (the Resale Restriction Termination Date), we decide to offer, sell or otherwise transfer any such Offered Securities, such offer, sale or transfer will be made only (a) to National Commerce or the Trust, (b) pursuant to an effective registration statement under the Securities Act, (c) so long as the Offered Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a QIB) that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional accredited investor with the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account or for the account of such an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirements of law that the disposition of our property or compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause
(d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to The Bank of New York as Transfer Agent, which shall provide as applicable, among other things, that the transferee is an institutional accredited investor within the meaning of subparagraph (a)1 (1), (2), (3) or
(7) of Rule 501 under the Securities Act that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Securities that the Trust and National Commerce reserve the right prior to any offer, sale or other transfer pursuant to clauses (d) or
(e) prior to the Resale Restriction Termination Date of the Securities to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Trust and National Commerce. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.


           2. We are an institutional accredited investor with the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an institutional accredited investor, and we are acquiring the Offered Securities for the investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.


           3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.


           4. In the event that we purchase any Capital Securities or any Subordinated Debt Securities, we will acquire such Capital Securities having an aggregate stated liquidation amount of not less than $100,000 or such Subordinated Debt Securities having an aggregate principal amount not less than $100,000, for our own account and for each separate account for which we are acting.


           5. We acknowledge that we either (A) are not a fiduciary of a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA) (a Plan), or an entity whose assets include plan assets by reason of any Plans investment in the entity and are not purchasing the Offered Securities on behalf of or with plan assets by reason of any Plans investment in the entity and is not purchasing the Offered Securities on behalf of or with plan assets of any Plan or (B) are eligible for the exemptive relief available under one ore more of the following prohibited transaction class exemptions (PTCEs) issued by the U.S. Department of Labor: PTCE 96-23, 95-60, 91-38, 90-1 or 84-14.


           6. We acknowledge that National Commerce and the Trust and others will rely upon the truth and accuracy of the foregoing acknowledges, representations, warranties and agreements and agrees that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by our purchase of the Offered Securities are no longer accurate, we shall promptly notify the Initial Purchasers. If we are acquiring any Offered Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreement on behalf of each such investor account.

                                           Very truly yours,



                                           (Name of Purchaser)



                                           By:


                                           Date:



Upon transfer of the Offered Securities would be registered in the name of the new beneficial owner as follows.

Name:

Address:


Taxpayer ID Number:

                                                                       EXHIBIT C

                         FORM OF TRANSFEREE CERTIFICATE

                            TO BE EXECUTED FOR QIBs

                              __________, 199__

           National Commerce Bancorporation
           National Commerce Capital Trust I
           c/o National Commerce Bancorporation
           One Commerce Square
           Memphis, Tennessee  38150



     Purchase of $1,000 stated liquidation amount of Floating Rate Capital Trust


     Pass-through Securities (SM) (TRUPS) (SM) (the Capital Securities) of National


Commerce Capital Trust I (the Trust)


Reference is hereby made to the Amended and Restated Declaration dated as of March 27, 1997 (the Declaration) among Lon M. Magness, Susan F. Warner and Walter H. Bynum, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Institutional Trustee, National Commerce Bancorporation, as Sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.


This letter relates to $50,000,000 aggregate liquidation amount of Capital Securities which are held in the name of [name of transferor] (the Transferor) to effect the transfer of such Capital Securities in exchange for an equivalent beneficial interest in the Rule 144A Global Capital Security.


In connection with such request, and in respect to such Capital Securities, the transferor does hereby certify that such Capital Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Capital Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended (Rule 144A), to a transferee that the Transferor reasonably believes is purchasing the Capital Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.


You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.




                                        (Name of Transferor)



                                        By:

                                        Name:


                                        Title:


Date:

                                                                       EXHIBIT D

                         SPECIMEN OF INITIAL DEBENTURE

                                   EXHIBIT E

                               PURCHASE AGREEMENT

                                   EXHIBIT F

                         REGISTRATION RIGHTS AGREEMENT